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                                                                  Exhibit 10.39

                         OVERHEAD ALLOCATION AGREEMENT


     THIS AGREEMENT is entered into by and between AMERICAN ARTISTS FILM CORPORATION ("AAFC") and DIVERSITY FILMWORKS, INC. ("DFI"), as of July 31, 1996, which is the effective date.

Recitals
--------

     AAFC and DFI incur certain common office and other overhead expenses, and desire to establish procedures for allocating and settling those expenses between themselves.

Agreement
---------

     AAFC and DFI agree as follows:

     1. Each fiscal year the parties acting through their management will conduct, and agree upon the results of, an Overhead Allocation Study (the 'Study"). The Study will establish a reasonable and consistent method for allocating overhead expenses between the parties based on their respective usage. The Study will utilize that method of define a specific percentage for allocating overhead expenses between the parties, subject to adjustment from time to time in accordance with the method established.

     2. The Study will be completed within 60 days after the beginning of each fiscal year, and the percentages defined will be applied to such fiscal year. The percentages defined for the fiscal year commencing August 1, 1996, will also be applied to the fiscal year ending July 31, 1996.

     3. This Agreement shall be binding upon the respective successors of these parties, and shall remain in effect until terminated by either party upon 30 days prior written notice.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                        AMERICAN ARTISTS FILM CORPORATION


                                           /s/ Steven D. Brown CEO
                                        By:------------------------------------
                                              Authorized Officer


                                        DIVERSITY FILMWORKS, INC.

                                            /s/ TYRONE C. JOHNSON
                                        By:------------------------------------
                                              Authorized Officer